SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) July 17, 2012

AMERISERV FINANCIAL, Inc.

(exact name of registrant as specified in its charter)

Pennsylvania        0-11204        25-1424278

(State or other     (commission    (I.R.S. Employer

jurisdiction        File Number)   Identification No.)

of Incorporation)

Main and Franklin Streets, Johnstown, Pa.  15901

(address or principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4c))

Form 8-K

Item 2.02 Results of operation and financial condition.

AMERISERV FINANCIAL Inc. (the "Registrant") announced second quarter and first six month results through June 30, 2012.  For a more detailed description of the announcement see the press release attached as Exhibit #99.1.

Exhibits

--------

Exhibit 99.1

Press release dated July 17, 2012, announcing the second quarter and first six month results through June 30, 2012.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

By /s/Jeffrey A. Stopko

Jeffrey A. Stopko

Executive Vice President

& CFO

Date: July 17, 2012

Exhibit 99.1

AMERISERV FINANCIAL REPORTS EARNINGS FOR THE SECOND QUARTER AND FIRST SIX MONTHS OF 2012

JOHNSTOWN, PA – AmeriServ Financial, Inc. (NASDAQ: ASRV) reported second quarter 2012 net income of $1,432,000 or $0.06 per diluted common share.  This represents a decrease of $506,000, or $0.02 per diluted common share from the second quarter 2011.  The improvements in asset quality continued to result in a negative provision for loan losses in the second quarter of 2012, but at a lesser level than in the second quarter of 2011.  For the six month period ended June 30, 2012, the Company reported net income of $2,997,000 or $0.12 per diluted share.  Net income for the six month period was down by $204,000 or 6.4% while diluted earnings per share did not change due to the success of the Company’s common stock repurchase program.  The following table highlights the Company’s financial performance for both the three and six month periods ended June 30, 2012:

	Second Quarter 2012	Second Quarter 2011	Six Months Ended June 30, 2012	Six Months Ended June 30, 2011

Net income	$1,432,000	$1,938,000	$2,997,000	$3,201,000
Diluted earnings per share	$ 0.06	$ 0.08	$ 0.12	$0.12

Glenn L. Wilson, President and Chief Executive Officer, commented on the second quarter 2012 financial results: “During the second quarter of 2012, we accomplished several important actions that have a positive impact on shareholder value.  First, we repurchased 1,183,000 shares of our common stock below tangible book value at an average price per share of $2.52.  This stock repurchase, combined with our earnings, contributed to a 6.4% increase in tangible book value per share during the first six months of 2012.  Second, our total loan portfolio grew by $19.5 million or 2.9% during the second quarter of 2012 with this loan growth occurring in loan categories that qualify for the Small Business Lending Fund (SBLF).  As a result of this loan growth, the dividend rate that AmeriServ Financial Inc. currently pays on the SBLF preferred stock will drop from 5% to 1% - the lowest rate available under the SBLF program.  This lower preferred dividend will increase the quarterly net income available to common shareholders by $210,000 beginning in the fourth quarter of 2012.”

The Company’s net interest income in the second quarter of 2012 decreased by $165,000 or 2.0% from the prior year’s second quarter and for the first six months of 2012 decreased by only $73,000 or 0.5% when compared to the first six months of 2011.  The Company’s 2012 net interest margin of 3.64% was 7 basis points lower than the net interest margin of 3.71% for the first half of 2011.  The decreased net interest income and net interest margin in 2012 reflects the challenges of a flatter yield curve which has caused interest revenue to decrease to greater extent than interest expense.  Also, the second quarter 2012 net interest margin was negatively impacted by a build-up in short-term liquidity as the Company positioned its balance sheet for strong loan fundings that occurred late in the quarter.  Specifically, total loans outstanding have increased for five consecutive quarters and now are $34.0 million or 5.2% higher than they were at June 30, 2011.   This loan growth reflects the successful results of the Company’s more intensive sales calling efforts with an emphasis on generating commercial loans and owner occupied commercial real estate loans which qualify as Small Business Lending Fund loans, particularly through its new loan production offices.  Despite this growth in loans, total interest revenue dropped by $1.1 million between years and reflects the lower interest rate environment and flatter yield curve.  Interest revenue has also been negatively impacted by increased premium amortization on mortgage backed securities due to faster mortgage prepayment speeds.  However, careful management of funding costs has allowed the Company to mitigate a significant portion of this drop in interest revenue during the past year.  Specifically, interest expense in the first six months of 2012 declined by $1.0 million from the same prior year period due to the Company’s proactive efforts to reduce deposit and borrowing costs.  Even with this reduction in deposit costs, the Company still experienced solid growth in deposits which increased by $44 million or 5.4% over the past 12 months.

Sustained improvements in asset quality evidenced by low levels of non-performing assets, net charge-offs, and classified loans allowed the Company to again reverse a portion of the allowance for loan losses into earnings in the second quarter of 2012 while still maintaining especially strong coverage ratios.  At June 30, 2012, non-performing assets totaled $5.1 million or 0.74% of total loans.  This represents the fourth consecutive quarter where non-performing assets have been near the $5 million level.  Criticized and classified loans also dropped by $12 million or 21.3% during the past 12 months.  Actual credit losses realized through net charge-offs have also declined in 2012 with the Company even experiencing net loan recoveries of $39,000 in the second quarter of 2012.  For the first six months of 2012, net charge-offs totaled only $181,000 or 0.05% of total loans which represents a decrease from the first six months of 2011 when net charge-offs totaled $1.0 million or 0.32% of total loans.  As a result of this sustained asset quality improvement, the Company recorded a negative provision for loan losses of $500,000 in the second quarter of 2012 compared to a negative provision of $1,175,000 in the second quarter of 2011.  For the six month period in 2012, the negative provision amounted to $1,125,000 compared to a $1,775,000 credit provision in the first six months of 2011.  Overall, there has been $650,000 less earnings benefit from negative loan loss provisions in 2012.  When determining the provision for loan losses, the Company considers a number of factors some of which include periodic credit reviews, non-performing asset, loan delinquency and charge-off trends, concentrations of credit, loan volume trends and broader local and national economic trends.  In summary, the allowance for loan losses provided 315% coverage of non-performing loans, and was 1.94% of total loans, at June 30, 2012, compared to 288% of non-performing loans, and 2.18% of total loans, at December 31, 2011.

The Company’s growth in non-interest revenue has also been a financial performance highlight in 2012.  Total non-interest income in the second quarter of 2012 increased by $279,000 or 8.1% from the prior year’s second quarter and for the first six months of 2012 increased by $848,000 or 12.9% when compared to the first six months of 2011.    The second quarter 2012 non-interest income increase was driven by increased revenue from residential mortgage banking activities.  Specifically, gains realized on residential mortgage loan sales into the secondary market increased by $96,000 due to increased mortgage loan production in the second quarter of 2012.  Higher fees related to residential mortgage banking activities along with increased revenue from financial services (annuity and mutual funds sales) were the key factors responsible for the $219,000 increase in other income in the second quarter of 2012.  For the six month period, trust fees increased by $152,000 or 4.8% as our wealth management businesses benefited from the implementation of new fee schedules and improved asset values in 2012.  Also, the Company realized a modest $12,000 investment security gain in 2012 compared to a $358,000 investment security loss in the first quarter of 2011 that resulted from a portfolio repositioning strategy.

Total non-interest expense in the second quarter of 2012 increased by $190,000 from the prior year’s second quarter and for the first six months of 2012 increased by $385,000 or 1.9% when compared to the first six months of 2011.  Salaries and employee benefits increased by $402,000 for the second quarter and $888,000 or 8.0% for the six month period due to higher salaries expense, incentive compensation, and pension expense.  The 2012 personnel expenses also reflect the staffing costs associated with new loan production offices in Altoona, Harrisburg and Hagerstown, Maryland.  Other expenses also increased by $86,000 for the second quarter of 2012 and $191,000 for the six month period due to an increase in the reserve for unfunded loan commitments as result of increased commercial loan origination activity in 2012.  These negative items were partially offset by a $346,000 reduction in FDIC deposit insurance expense for the second quarter of 2012 and a $679,000 reduction for the six month period. This reduction resulted from a change in the calculation methodology which took effect in the second half of 2011 and the Company’s improved risk profile which is evidenced by better asset quality and increased profitability.   Finally, the Company recorded an income tax expense of $1.3 million or an effective tax rate of 30.8% for the first half of 2012 which was comparable with the income tax expense of $1.4 million or an effective tax rate of 30.3% for the first half of 2011.

ASRV had total assets of $997 million and shareholders’ equity of $111 million or a book value of $4.66 per common share at June 30, 2012.  During the first half of 2012, the Company repurchased 1,638,000 shares of its common stock at an average price of $2.48 in conjunction with the terms of its previously announced stock buyback program.  The Company continued to maintain strong capital ratios that considerably exceed the regulatory defined well capitalized status with a risk based capital ratio of 16.41%, an asset leverage ratio of 11.60% and a tangible common equity to tangible assets ratio of 7.84% at June 30, 2012.

This news release may contain forward-looking statements that involve risks and uncertainties, as defined in the Private Securities Litigation Reform Act of 1995, including the risks detailed in the Company's Annual Report and Form 10-K to the Securities and Exchange Commission.  Actual results may differ materially.

Nasdaq: ASRV

SUPPLEMENTAL FINANCIAL PERFORMANCE DATA

June 30, 2012

(In thousands, except per share and ratio data)

(Unaudited)

2012

	1QTR	2QTR	YEAR
			TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income	$1,565	$1,432	$2,997
Net income available to common shareholders	1,302	1,170	2,472

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.65%	0.59%	0.62%
Return on average equity	5.60	5.19	5.40
Net interest margin	3.70	3.59	3.64
Net charge-offs (recoveries) as a percentage of average loans	0.13	(0.02)	0.05
Loan loss provision as a percentage of average loans	(0.38)	(0.30)	(0.34)
Efficiency ratio	86.17	86.34	86.25

PER COMMON SHARE:
Net income:
Basic	$0.06	$0.06	$0.12
Average number of common shares outstanding	20,679	19,584	20,132
Diluted	0.06	0.06	0.12
Average number of common shares outstanding	20,722	19,652	20,186

2011

	1QTR	2QTR	YEAR
			TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income	$1,263	$1,938	$3,201
Net income available to common shareholders	973	1,648	2,621

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.54%	0.81%	0.67%
Return on average equity	4.77	7.11	5.96
Net interest margin	3.70	3.71	3.71
Net charge-offs as a percentage of average loans	0.70	(0.07)	0.32
Loan loss provision as a percentage of average loans	(0.37)	(0.72)	(0.55)
Efficiency ratio	89.53	85.53	87.49

PER COMMON SHARE:
Net income:
Basic	$0.05	$0.08	$0.12
Average number of common shares outstanding	21,208	21,208	21,208
Diluted	0.05	0.08	0.12
Average number of common shares outstanding	21,230	21,236	21,233

AMERISERV FINANCIAL, INC.

(In thousands, except per share, statistical, and ratio data)

(Unaudited)

2012

	1QTR	2QTR
PERFORMANCE DATA AT PERIOD END
Assets	$967,401	$997,102
Short-term investments/overnight funds	7,398	14,158
Investment securities	190,089	191,791
Loans	671,328	690,815
Allowance for loan losses	13,778	13,317
Goodwill	12,613	12,613
Deposits	820,105	854,017
FHLB borrowings	6,390	3,000
Shareholders’ equity	112,270	110,810
Non-performing assets	4,801	5,077
Asset leverage ratio	11.83%	11.60%
Tangible common equity ratio	8.24	7.84
PER COMMON SHARE:
Book value (A)	$4.46	$4.66
Tangible book value	3.84	4.00
Market value	2.74	2.82
Trust assets – fair market value (B)	$1,469,789	$1,447,877

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	353	353
Branch locations	18	18
Common shares outstanding	20,465,521	19,284,521

2011

	1QTR	2QTR	3QTR	4QTR
PERFORMANCE DATA AT PERIOD END
Assets	$961,067	$954,893	$973,439	$979,076
Short-term investments/overnight funds	26,769	4,338	17,941	7,845
Investment securities	195,272	198,770	195,784	195,203
Loans	644,836	656,838	667,409	670,847
Allowance for loan losses	18,025	16,958	16,069	14,623
Goodwill and core deposit intangibles	12,613	12,613	12,613	12,613
Deposits	816,528	810,082	827,358	816,420
FHLB borrowings	9,736	9,722	9,707	21,765
Shareholders’ equity	108,170	111,410	114,164	112,352
Non-performing assets	9,328	7,433	5,344	5,199
Asset leverage ratio	11.40%	11.60%	11.70%	11.66%
Tangible common equity ratio	7.89	8.29	8.38	8.15
PER COMMON SHARE:
Book value (A)	$4.12	$4.28	$4.39	$4.37
Tangible book value	3.53	3.68	3.80	3.76
Market value	2.37	1.95	1.90	1.95
Trust assets – fair market value (B)	$1,410,755	$1,390,534	$1,313,440	$1,382,745

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	351	352	342	347
Branch locations	18	18	18	18
Common shares outstanding	21,207,670	21,208,421	21,208,421	20,921,021

NOTES:

(A)

Preferred stockof $21 million received through the Small Business Lending Fund is excluded from the book value per common share and tangible book value per common share calculations.

        (B) Not recognized on the balance sheet.

AMERISERV FINANCIAL, INC.

CONSOLIDATED STATEMENT OF INCOME

(In thousands)

(Unaudited)

2012

	1QTR	2QTR	YEAR
INTEREST INCOME			TO DATE
Interest and fees on loans	$8,729	$8,552	$17,281
Total investment portfolio	1,395	1,333	2,728
Total Interest Income	10,124	9,885	20,009

INTEREST EXPENSE
Deposits	1,762	1,668	3,430
All borrowings	304	296	600
Total Interest Expense	2,066	1,964	4,030

NET INTEREST INCOME	8,058	7,921	15,979
Provision (credit) for loan losses	(625)	(500)	(1,125)
NET INTEREST INCOME AFTER PROVISION (CREDIT) FOR LOAN LOSSES	8,683	8,421	17,104

NON-INTEREST INCOME
Trust fees	1,697	1,628	3,325
Investment advisory fees	193	177	370
Net realized gains on investment securities	-	12	12
Net realized gains on loans held for sale	276	251	527
Service charges on deposit accounts	535	517	1,052
Bank owned life insurance	215	212	427
Other income	758	936	1,694
Total Non-interest Income	3,674	3,733	7,407

NON-INTEREST EXPENSE
Salaries and employee benefits	5,986	5,976	11,962
Net occupancy expense	729	702	1,431
Equipment expense	451	473	924
Professional fees	923	937	1,860
FDIC deposit insurance expense	129	114	243
Other expenses	1,896	1,865	3,761
Total Non-interest Expense	10,114	10,067	20,181

PRETAX INCOME	2,243	2,087	4,330
Income tax expense	678	655	1,333
NET INCOME	1,565	1,432	2,997
Preferred stock dividends	263	262	525
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$1,302	$1,170	$2,472

2011

	1QTR	2QTR	YEAR
INTEREST INCOME			TO DATE
Interest and fees on loans	$9,083	$8,804	$17,887
Total investment portfolio	1,513	1,726	3,239
Total Interest Income	10,596	10,530	21,126

INTEREST EXPENSE
Deposits	2,294	2,106	4,400
All borrowings	336	338	674
Total Interest Expense	2,630	2,444	5,074

NET INTEREST INCOME	7,966	8,086	16,052
Provision (credit) for loan losses	(600)	(1,175)	(1,775)
NET INTEREST INCOME AFTER PROVISION (CREDIT) FOR LOAN LOSSES	8,566	9,261	17,827

NON-INTEREST INCOME
Trust fees	1,556	1,617	3,173
Investment advisory fees	198	198	396
Net realized losses on investment securities	(358)	-	(358)
Net realized gains on loans held for sale	262	155	417
Service charges on deposit accounts	472	549	1,021
Bank owned life insurance	216	218	396
Other income	759	717	1,476
Total Non-interest Income	3,105	3,454	6,559

NON-INTEREST EXPENSE
Salaries and employee benefits	5,500	5,574	11,074
Net occupancy expense	757	742	1,499
Equipment expense	429	411	840
Professional fees	980	911	1,891
FDIC deposit insurance expense	462	460	922
Other expenses	1,791	1,779	3,570
Total Non-interest Expense	9,919	9,877	19,796

PRETAX INCOME	1,752	2,838	4,590
Income tax expense	489	900	1,389
NET INCOME	1,263	1,938	3,201
Preferred stock dividends and accretion of preferred stock	290	290	580
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$973	$1,648	$2,621

AMERISERV FINANCIAL, INC.

Nasdaq: ASRV

Average Balance Sheet Data (In thousands)

(Unaudited)

2012

2011

		SIX		SIX
	2QTR	MONTHS	2QTR	MONTHS
Interest earning assets:
Loans and loans held for sale, net of unearned Income	$669,307	$667,941	$651,036	$656,048
Deposits with banks	7,359	10,691	1,701	1,616
Short-term investment in money market funds	13,775	4,473	3,243	3,676
Federal funds sold	-	-	9,173	11,676
Total investment securities	189,934	192,255	207,975	198,256

Total interest earning assets	880,375	875,360	873,128	871,272

Non-interest earning assets:
Cash and due from banks	16,072	16,618	15,012	15,283
Premises and equipment	10,928	10,877	10,494	10,489
Other assets	81,557	81,929	79,008	79,313
Allowance for loan losses	(13,839)	(14,162)	(18,061)	(18,948)

Total assets	$975,093	$970,622	$959,581	$957,409

Interest bearing liabilities:
Interest bearing deposits:
Interest bearing demand	$59,441	$57,894	$57,237	$56,164
Savings	85,406	84,541	81,898	80,221
Money market	206,443	204,300	192,072	189,003
Other time	334,128	330,904	351,153	355,646
Total interest bearing deposits	685,418	677,639	682,360	681,034
Borrowings:
Federal funds purchased and other short- term borrowings	440	2,337	869	646
Advanced from Federal Home Loan Bank	4,140	6,316	9,729	9,736
Guaranteed junior subordinated deferrable interest debentures	13,085	13,085	13,085	13,085
Total interest bearing liabilities	703,083	699,377	706,043	704,501

Non-interest bearing liabilities:
Demand deposits	145,738	143,922	132,578	132,814
Other liabilities	15,375	15,721	11,583	11,721
Shareholders’ equity	110,897	111,602	109,377	108,373
Total liabilities and shareholders’ equity	$975,093	$970,622	$959,581	$957,409